Exhibit 10.1

                       AFFILIATE STOCK PURCHASE AGREEMENT

This Affiliate Stock Purchase Agreement (this "Agreement"), is made as of March 12, 2010, by and between ROSALINDA RITUALO ("Ritualo") and NANETTE MERCADO ("Zeng") of 137, 4th Street, Riverside Vill. Sta Lucia, Pasig City, the Philippines , (the "Sellers") and the purchasers listed on Schedule A hereto, each of which is referred to herein as a "Purchaser" and collectively as the "Purchasers".

                                    RECITALS

A. WHEREAS, Ritualo and Mercado are each the owners of 600,000 restricted shares of common stock, of Granto, Inc. (the "Company"); B. WHEREAS, the Sellers each propose to sell to each Purchaser the number of restricted shares of common stock specified next to such Purchaser's name in Schedule A hereto (the "Purchased Shares"), on the terms set forth herein.

In consideration of the premises, representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. PURCHASE AND SALE

The Sellers hereby agree to sell, assign, transfer and deliver to each Purchaser, and each Purchaser hereby agrees to purchase from the Sellers, the Purchased Shares at a purchase price per share of US $0.144 (the "Purchase Price") with shares transferred and funds payable upon closing of this Agreement, or on such other date as the parties may agree (the "Closing Date").

2. REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Sellers warrant, covenant and represent to each Purchaser with the intention of inducing each Purchaser to enter into this Agreement that:

     (a) immediately prior to and at the Closing, the Sellers shall be the legal and beneficial owner of the Purchased Shares and on the Closing Date, the Sellers shall transfer to each Purchaser the Purchased Shares free and clear of all liens, restrictions, covenants or adverse claims of any kind or character;

     (b) the Sellers have the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Sellers hereunder and to consummate the transactions contemplated hereby; and

     (c) the Sellers are, or has been during the past 90 days, an officer, director, 10% or greater shareholder or "affiliate" of the Company, as that term is defined in Rule 144 promulgated under the UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (the "Securities Act");
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     (d)  to the best of the  knowledge,  information  and belief of the Sellers there are no circumstances that may result in any material adverse effect to the Company or the value of the Purchased Shares that are now in existence or may hereafter arise;

     (e) no Seller is indebted to the Company and the Company is not indebted to any of the Sellers, except that the Company is indebted to Rosalinda Ritualo in the amount of $11,500 which Rosalinda Ritualo hereby waives and releases forever and for all purposes;

     (f) the authorized capital of the Company consists of 100,000,000 shares of stock, 90,000,000 of which are designated as common stock and 10,000,000 shares of preferred stock, par value $0.001 per share, of which a total of 2,150,000 shares of common stock and no shares of preferred stock have been validly issued, are outstanding and are fully paid and non-assessable;

     (g) no person, firm or corporation has any right, agreement, warrant or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option to require the Company to issue any shares in its capital or to convert any securities of the Company or of any other company into shares in the capital of the Company;

     (h) the Company has no liability, due or accruing, contingent or absolute, and is not directly or indirectly subject to any guarantee, indemnity or other contingent or indirect obligation with respect to the obligation of any other person or company not shown or reflected in the Company's most recent audited financial statements (the "Financial Statements") filed on Edgar which will have been paid in full either from the Purchase Price or with the proceeds of a current private placement;

     (i) the Company has good and marketable title to all of its assets, and such assets are free and clear of any financial encumbrances not disclosed in the Financial Statements; and

     (j) there are no claims threatened or against or affecting the Company nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting the Company, at law or in equity, before or by any Court, administrative agency or other tribunal or any governmental authority or any legal basis for same.

3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Each Purchaser represents and warrants to the Seller that each Purchaser:

     (a) has the legal power and authority to execute and deliver this Agreement and to consummate the transactions hereby contemplated;
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                                      -3-


     (b) understands and agrees that offers and sales of any of the Purchased Shares prior to the expiration of a period of one year after the date of completion of the transfer of the Purchased Shares (the "Restricted Period") as contemplated in this Agreement shall only be made in compliance with the safe harbor provisions set forth in Regulation S, or pursuant to the registration provisions of the Securities Act or pursuant to an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom; and

     (c) is acquiring the Purchased Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Purchased Shares.

The foregoing representations and warranties are inserted for the exclusive benefit of the Purchasers and may be waived in all or in part by the Purchasers by notice in writing to the sellers.

4. MISCELLANEOUS

4.1 The parties hereto acknowledge that they have obtained independent legal advice with respect to this Agreement and acknowledge that they fully understand the provisions of this Agreement.

4.2 Unless otherwise provided, all dollar amounts referred to in this Agreement are in United States dollars.

4.3  There  are  no  representations,   warranties,  collateral  agreements,  or
conditions concerning the subject matter of this Agreement except as herein specified.

4.4 This Agreement will be governed by and construed in accordance with the laws of the State of Nevada. The parties hereby irrevocably attorn to the exclusive jurisdiction of the courts of Nevada with respect to any legal proceedings arising from this Agreement.

4.5 The representations and warranties of the parties contained in this Agreement shall survive the closing of the purchase and sale of the Purchased Shares and shall continue in full force and effect for a period of two years.

4.6 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

4.7 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.
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                                      -4-


Each of the parties hereto has executed this Agreement to be effective as of the day and year first above written.



/s/ Nanette Mercado                           /s/ Rosalinda Ritualo
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NANETTE MERCADO                               ROSALINDA RITUALO

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                                   SCHEDULE A
                               LIST OF PURCHASERS


Name and Address               Number of Restricted
  of Purchaser               Shares of the Purchaser      Signature of Purchaser
  ------------               -----------------------      ----------------------

Janet Gargiulo                     1,200,000                /s/ Janet Gargiulo
16 Monarch Way
Kinnelon, New Jersey
07405